Supplement to the Prospectuses

                         CREDIT SUISSE CASH RESERVE FUND

The following information supersedes or supplements certain information in the fund's Prospectuses.

Effective June 1, 2006, the purchase and redemption order deadline at which shareholders are eligible to receive same-day dividends for Credit Suisse Cash Reserve Fund, Inc. (the "Fund") will be extended from 12 noon Eastern Time to 4 p.m. Eastern Time, as follows:

If the Fund receives a shareholder's purchase order and payment for the shares by federal funds wire before 4 p.m. Eastern Time, the shareholder will begin to earn daily dividends on that day. If the Fund receives a shareholder's purchase order and payment for the shares by check before 4 p.m. Eastern Time, the shareholder will begin to earn daily dividends on the first business day following receipt of the check.

If the Fund receives a shareholder's redemption order before 4 p.m. Eastern Time and redemption proceeds are to be paid by federal funds wire, the shareholder will receive the proceeds by wire on the same day, subject to the terms of the Prospectus, but will not be entitled to receive that day's dividend. Shareholders to be paid redemption proceeds by check will be entitled to receive the daily dividend paid on the day the redemption order is received in proper form.


Dated: May 30, 2006                                               16-0506
                                                                  for
                                                                  CR-PRO-CMN
                                                                  CR-PRO-LOAD
                                                                  2006-010